The Glenmede Fund, Inc.

100 Huntington Avenue

Boston, MA 02116

April 18, 2016

VIA EDGAR

Division of Investment Management

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:	The Glenmede Fund, Inc. (the “Glenmede Fund”) Registration Nos. 33-22884/811-05577

Ladies and Gentlemen:

On behalf of the Glenmede Fund, enclosed for filing, pursuant to Rule 497(e) under the Securities Act of 1933, as amended, please find for filing exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the “Fees and Expenses” tables in the Prospectus Supplement, dated April 1, 2016, for the Long/Short Portfolio and the Total Market Portfolio filed under Rule 497(e).

Please do not hesitate to contact the undersigned at (617) 662-1741 if you have any questions.

Sincerely,

/s/ Bernard Brick
Bernard Brick
Assistant Secretary